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                                                                   EXHIBIT 10.16

                           ASSIGNMENT AND ASSUMPTION
                                  (EQUIPMENT)

     This Assignment and Assumption between Sprint Spectrum Holding Company, L.P., a Delaware limited partnership ("HOLDINGS"), Sprint Spectrum L.P., a Delaware limited partnership ("SPECTRUM"), and Sprint Spectrum Equipment Company, L.P., a Delaware limited partnership ("EQUIPMENTCO"), is dated as of July 1, 1996.

     RECITALS:

        A. Holdings desires to assign to Spectrum all of Holdings' rights, title and interest in, to and under, and delegate its duties and obligations in connection with or under, (A) all of the equipment related to the operation of Spectrum's personal communication services ("PCS") network that is set forth on the books and records of Holdings, as of the close of business on June 30, 1996, and any equipment not set forth on such books and records that is owned by Holdings (including, without limitation, all wireless communications switches, base station tranceiver systems, base station controllers, monitoring equipment, towers, antennae and coax cables) (the "INFRASTRUCTURE ASSETS") and (B) all of the agreements relating to the acquisition, construction or maintenance of the Infrastructure Assets (other than that certain Procurement and Services Contract dated as of January 31, 1996, between Holdings and Northern Telecom, Inc., as amended, and that certain Procurement and Services Contract dated as of January 31, 1996, between Holdings and AT&T Corp. (now Lucent Technologies Inc.), as amended) (the "RELATED AGREEMENTS"), and Spectrum desires to assume all of Holdings' duties and obligations under the Related Agreements; and

        B. Spectrum desires to assign to EquipmentCo all of Spectrum's rights, title and interest in, to and under, and delegate its duties and obligations in connection with or under, the Infrastructure Assets and the Related Agreements, and EquipmentCo desires to assume all of such duties and obligations under the Related Agreements;

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties agree as follows:
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      1.  ASSIGNMENT TO AND ASSUMPTION BY SPECTRUM. Holdings transfers, conveys
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          and assigns all of its rights, title and interest in, to and under the
          Infrastructure Assets and the Related Agreements, and delegates all of its duties and obligations under the Related Agreements, to Spectrum. Spectrum accepts this assignment of rights, title and interest and assumes all of Holdings' duties and obligations under the Related Agreements.

      2. RELEASE OF HOLDINGS. Spectrum releases Holdings from any further duties and obligations with respect to the Infrastructure Assets and Related Agreements.

      3.  ASSIGNMENT TO AND ASSUMPTION BY EQUIPMENTCO. Immediately after the
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          assignment and assumption described in Section 1 of this Assignment and Assumption, Spectrum transfers, conveys and assigns all of its rights, title and interest in, to and under the Infrastructure Assets and the Related Agreements, and delegates all of its duties and obligations under the Related Agreements, to EquipmentCo. EquipmentCo accepts this assignment of rights, title and interest and assumes all of Spectrum's duties and obligations under the Related Agreements.

      4. NO RELEASE OF SPECTRUM. EquipmentCo and Spectrum do not intend to
         ----------------------
         release Spectrum from any duties and obligations it may have as assignor of the Infrastructure Assets anal Related Agreements.



      5.  GENERAL PROVISIONS. This Assignment and Assumption will be effective
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          as of the commencement of business on July 1, 1996. This Assignment and Assumption is governed by, and construed and interpreted in accordance with, the laws of the State of Missouri without reference to applicable choice of law provisions. The headings used in this Assignment and Assumption are for convenience only and must not in any way affect the meaning or interpretation of this Assignment and Assumption.
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     IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption to be executed by their duly authorized officers as of the day and year first above written.

                                        SPRINT SPECTRUM HOLDING COMPANY, L.P.

                                        By: /s/ Robert M. Neumeister, Jr.
                                            -------------------------------
                                             Name: Robert M. Neumeister, Jr.
                                             Title Chief Financial Officer

                                        SPRINT SPECTRUM L.P.


                                        By: /s/ Robert M. Neumeister, Jr.
                                           ------------------------------
                                           Name: Robert M. Neumeister, Jr.
                                           Title: Chief Financial Officer

                                        SPRINT SPECTRUM EQUIPMENT COMPANY, L.P.
                                        By: /s/ Robert M. Neumeister, Jr.
                                           -------------------------------
                                           Name:  Robert M. Neumeister, Jr.
                                           Title: Chief Financial Officer